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                                                                   Exhibit 10.70


                                AMENDMENT NO. 1

                             TO OPERATING AGREEMENT

      THIS AMENDMENT NO. 1, (this "Amendment"), dated as of October , 2002 (the "Effective Date"), by and between MTI Technology Corporation, a Delaware corporation (the "MTI"), and Information Leasing Corporation, an Ohio corporation ("ILC" and together with MTI, the "Parties"), amends that certain Operating Agreement, dated June 9, 1997 (the "Original Agreement"), by and between the Parties.

                                A G R E E M E N T

      NOW, THEREFORE, in consideration of the promises and mutual agreements set forth herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the Parties hereby agree as follows:

      1. EXTENSION OF TERM OF SCHEDULES. Notwithstanding anything to the contrary in the operative agreements, the term of each of the GE Schedules in the First GE Schedule set (SOD 1 through SOD 64) shall be extended to expire on June 30, 2003 unless earlier terminated in accordance with the Original Agreement, as amended by this Amendment.

The term of each of the GE Schedules in the Second GE Schedule Set (SOD 65 through SOD 179) shall be extended to terminate one year after the original term date unless earlier terminated in accordance with the Original Agreement, as amended by this Amendment.

      2. DECOMMISSIONING OF PRODUCTS. For purposes of this Amendment, the date of decommissioning of a Product by GE shall be the earlier of (i) the date ILC provides MTI written notice that a Product has been taken out of service by or on behalf of GE or (ii) the shipping date reflected on the Bill of Lading (or similar instrument) for the shipment of the Product to or at the direction of MTI.

      3. TERMINATION OF GE SCHEDULES IN FIRST GE SCHEDULE SET DUE TO DECOMMISSIONING. Notwithstanding anything to the contrary in the Operative Agreements, in the event the Decommission Date for Products under the First GE Schedule Set occurs prior to June 30, 2003:(i) such GE Schedule shall terminate,
(ii) MTI shall not be obligated to provide any further Maintenance Services or other services in connection with such GE Schedule and (iii) MTI shall not be required to refund or reallocate any funds related to the unexpired portion of such GE schedule.

      4. TERMINATION OF GE SCHEDULES IN SECOND SCHEDULE SET DUE TO DECOMMISSIONING. Notwithstanding anything to the contrary in the Operative Agreements or otherwise, in the event the Decommission Date for all Products under the Second GE Schedule Set occurs prior to the amended expiration date, then on and as of


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the Decommission Date (i) such GE Schedule shall terminate, (ii) MTI shall not be obligated to provide any further Maintenance Services or other services in connection with such GE Schedule and (iii) MTI shall not be required to refund or reallocate any funds related to the unexpired portion of such GE Schedule.

      5. REMARKETING OF DECOMMISSIONED PRODUCTS. MTI shall use its commercially reasonable efforts to remarket any Products decommissioned by GE through the attempted resale thereof, and the fees, costs and expenses incurred in remarketing any Decommissioned Products shall be offset against any funds received in the resale of the Decommissioned Products. Any resulting net revenues from the resale of Decommissioned Products shall be divided equally (i.e., 50/50) by ILC and MTI. It is understood and acknowledged that even through the use of MTI's commercially reasonable efforts, there may be no market for the Decommissioned Products

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date first above written.

                                          MTI

                                          MTI Technology Corporation, a Delaware
                                          corporation



                                          By: /s/ Mark Franzen
                                              ----------------------------------
                                          Name: Mark Franzen
                                                --------------------------------
                                          Its: CFO
                                               ---------------------------------


                                          ILC

                                          Information Leasing Corporation, an
                                          Ohio corporation



                                          By: /s/ Darrel D. Herald
                                              ----------------------------------
                                          Name: Darrel D. Herald
                                                --------------------------------
                                          Its: V.P.
                                               ---------------------------------


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                                   EXHIBIT A

                    PRO RATA ALLOCATION OF MAINTENANCE FEES